Goodwill And Intangible Assets	12 Months Ended
Dec. 31, 2015
Goodwill And Intangible Assets [Abstract]
Goodwill And Intangible Assets

NOTE 26 — GOODWILL AND INTANGIBLE ASSETS

The following table summarizes goodwill balances by segment. Total goodwill has not changed; however, goodwill balances allocated to the segments have been updated from amounts originally reported due to the changes to the segments as described in Note 25 – Business Segment Information.

Goodwill (dollars in millions)

	Transportation Finance	Commercial Banking	Consumer and Community Banking	Non-Strategic Portfolios	Total
December 31, 2013	$183.1	$122.5	$–	$29.0	$334.6
Additions, Other activity (1)	68.9	167.8	–	–	236.7
December 31, 2014	252.0	290.3	–	29.0	571.3
Additions (2)	–	288.8	374.2	–	663.0
Other activity (3)	(7.0)	–	–	(29.0)	(36.0)
December 31, 2015	$245.0	$579.1	$374.2	$–	$1,198.3

(1)Includes adjustments related to purchase accounting and foreign exchange translation.

(2)Includes measurement period adjustments related to the OneWest transaction, as described below.

(3)Includes adjustments related to transfer to held for sale and foreign exchange translation.

The December 31, 2014 goodwill included amounts from CIT’s emergence from bankruptcy in 2009, and its 2014 acquisitions of Capital Direct Group and its subsidiaries (“Direct Capital”), and Nacco, an independent full service railcar lessor. On January 31, 2014, CIT acquired 100% of the outstanding shares of Paris-based Nacco, an independent full service railcar lessor in Europe. The purchase price was approximately $250 million and the acquired assets and liabilities were recorded at their estimated fair values as of the acquisition date, resulting in $77 million of goodwill. On August 1, 2014, CIT Bank acquired 100% of Direct Capital, a U.S. based lender providing equipment financing to small and mid-sized businesses operating across a range of industries. The purchase price was approximately $230 million and the acquired assets and liabilities were recorded at their estimated fair values as of the acquisition date resulting in approximately $170 million of goodwill. In addition, intangible assets of approximately $12 million were recorded relating mainly to the valuation of existing customer relationships and trade names.

The 2015 addition relates to the OneWest Transaction. On August 3, 2015 CIT acquired 100% of IMB HoldCo LLC, the parent company of OneWest Bank.  The purchase price was approximately $3.4 billion and the acquired assets and liabilities were recorded during the third quarter 2015 at their estimated fair value as of the acquisition date resulting in $598 million of goodwill recorded in the third quarter of 2015.  The determination of estimated fair values required management to make certain estimates about discount rates, future expected cash flows (that may reflect collateral values), market conditions and other future events that are highly subjective in nature and may require adjustments, which can be updated throughout the year following the acquisition.  Subsequent to the acquisition, management continued to review information relating to events or circumstances existing at the acquisition date.  This review resulted in adjustments to the acquisition date valuation amounts, which increased the goodwill balance to $663.0 million.  $374.2 million of the goodwill balance is associated with the Consumer and Community Banking business segment.  The remaining goodwill was allocated to the Commercial Finance and Real Estate Finance reporting units in Commercial Banking.  Additionally, intangible assets of approximately $165 million were recorded relating mainly to the valuation of core deposit intangibles, trade name and customer relationships, as detailed in the table below.

Once goodwill has been assigned, it no longer retains its association with a particular event or acquisition, and all of the activities within a reporting unit, whether acquired or internally generated, are available to support the value of goodwill.

Intangible Assets

The following table presents the gross carrying value and accumulated amortization for intangible assets, excluding fully amortized intangible assets.

Intangible Assets (dollars in millions)

	December 31, 2015			December 31, 2014
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Core deposit intangibles	$126.3	$(7.5)	$118.8	$–	$–	$–
Trade names	27.4	(3.0)	24.4	7.4	(0.5)	6.9
Operating lease rental intangibles	35.1	(24.2)	10.9	42.7	(31.2)	11.5
Customer relationships	23.9	(3.2)	20.7	7.2	(0.4)	6.8
Other	2.1	(0.6)	1.5	0.5	–	0.5
Total intangible assets	$214.8	$(38.5)	$176.3	$57.8	$(32.1)	$25.7

The addition to intangible assets in 2015 reflects the OneWest Bank Transaction. The largest component related to the valuation of core deposits. Core deposit intangibles (“CDIs”) represent future benefits arising from non-contractual customer relationships (e.g., account relationships with the depositors) acquired from the purchase of demand deposit accounts, including interest and non-interest bearing checking accounts, money market and savings accounts. CDIs have a finite life and are amortized on a straight line basis over the estimated useful life of seven years. Amortization expense for the intangible assets is recorded in Operating expenses.

In preparing the interim financial statements for the quarter ended September 30, 2015, the Company discovered and corrected an immaterial error impacting the accumulated amortization on the intangible assets which resulted in a decrease of $35 million in the intangible asset accumulated amortization as of December 31, 2014.  In addition, we have excluded fully amortized intangible assets from all amounts.

The following table presents the changes in intangible assets:

Intangible Assets Rollforward (dollars in millions)

	Customer Relationships	Core Deposit Intangibles	Trade Names	Operating Lease Rental Intangibles	Other	Total
December 31, 2013	$–	$–	$–	$20.3	$–	$20.3
Additions	7.2	–	7.8	(3.6)	0.5	11.9
Amortization, Other (1)	(0.4)	–	(0.9)	(5.2)	–	(6.5)
December 31, 2014	$6.8	$–	$6.9	$11.5	$0.5	$25.7
Additions(2)	16.6	126.3	20.1	4.4	1.7	169.1
Amortization(1)	(2.7)	(7.5)	(2.4)	(5.0)	(0.7)	(18.3)
Other(3)	–	–	(0.2)	–	–	(0.2)
December 31, 2015	$20.7	$118.8	$24.4	$10.9	$1.5	$176.3

(1)Includes amortization recorded in operating expenses and operating lease rental income.

(2)Includes measurement period adjustments related to the OneWest Transaction.

(3)Includes foreign exchange translation and other miscellaneous adjustments.

Intangible assets prior to the OneWest Transaction included the operating lease rental intangible assets comprised of amounts related to net favorable (above current market rates) operating leases. The net intangible asset will be amortized as an offset to rental income over the remaining life of the leases, generally 5 years or less. The intangible assets also include approximately $9.5 million, net, related to the valuation of existing customer relationships and trade names recorded in conjunction with the acquisition of Direct Capital in 2014.

Accumulated amortization totaled $38.5 million at December 31, 2015, primarily related to intangible assets recorded prior to the OneWest Transaction. Projected amortization for the years ended December 31, 2016 through December 31, 2020 is approximately $29.0 million, $26.6 million, $26.1 million, $25.6 million, and $25.0 million, respectively.